Goodwill	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
11. Goodwill
The Company tests goodwill for impairment during the third quarter of each year at the reporting unit level based upon best available data as of June 30 of that year. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.
In anticipation of the planned Separation, in the third quarter of 2016, the Company reorganized its businesses into three segments: Annuities; Life; and Run-off. As a result, the Company reallocated goodwill. In connection with the reorganization and the 2016 annual goodwill impairment test, the Company performed Step 1 of the goodwill impairment process, which requires a comparison of the estimated fair value of a reporting unit to its carrying value. To determine the estimated fair value for the Run-off reporting unit, an actuarial based approach, embedded value, was utilized to estimate the net worth of the reporting unit and the value of existing business. This actuarial based approach requires judgments and assumptions about the projected cash flows, the level of internal capital required to support the mix of business, the account value of in-force business, projections of renewal business and margins on such business, interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for this reporting unit.
Based on a quantitative analysis performed for the Run-off reporting unit, the Company concluded that the carrying value exceeded the estimated fair value, indicating a potential for goodwill impairment. Accordingly, the Company performed Step 2 of the goodwill impairment process for the reporting unit, which compares the implied estimated fair value of the reporting unit’s goodwill with its carrying value. This analysis indicated that the goodwill associated with this reporting unit was not recoverable. As a result, the Company recorded a non-cash charge of $381 million ($305 million, net of income tax) for the impairment of the entire goodwill balance, which is reported in goodwill impairment on the consolidated statements of operations for the year ended December 31, 2016.
Information regarding goodwill by segment was as follows:

	Annuities	Life	Run-off	Total
	(In millions)
Balance at January 1, 2014
Goodwill	$427	$66	$493	$986
Accumulated impairment	(394)	(66)	—	(460)
Total goodwill, net	33	—	493	526
Dispositions (1)	—	—	(112)	(112)
Impairments	(33)	—	—	(33)
Balance at December 31, 2014
Goodwill	427	66	381	874
Accumulated impairment	(427)	(66)	—	(493)
Total goodwill, net	—	—	381	381
Balance at December 31, 2015
Goodwill	427	66	381	874
Accumulated impairment	(427)	(66)	—	(493)
Total goodwill, net	—	—	381	381
Impairments	—	—	(381)	(381)
Balance at December 31, 2016
Goodwill	427	66	381	874
Accumulated impairment	(427)	(66)	(381)	(874)
Total goodwill, net	$—	$—	$—	$—

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(1)
In connection with the sale of MAL, goodwill in the Run-off reporting unit was reduced by $112 million during the year ended December 31, 2014. See Note 4. This goodwill was allocated to MAL based on the relative fair values of MAL and the remaining portion of the Run-off reporting unit.